Exhibit 10.22

English translation

Spouse Consent Letter

I,                      (ID No.:                     ) is the legal spouse of                      (ID No.:                     ). I hereby unconditionally and irrevocably agree on                      to                     ’s execution of the following documents (“the Transaction Documents”) on                      and the disposal of the equity of Shanghai Wonder Education Co., Ltd. (“the Domestic Company”) held by and registered in the name of                      in accordance with the following documents:

1.	The Equity Pledge Agreement jointly signed with Qizhi (Shanghai) Network Technology Co., Ltd. (“the WFOE”) and the Domestic Company;

2.	The Exclusive Call Option Agreement jointly signed with the WFOE and the Domestic Company;

3.	The Exclusive Asset Purchase Agreement jointly signed with the WFOE and the Domestic Company; and

4.	The Power of Attorney signed with the WFOE.

I undertake that I shall not make any claim regarding the equity in the Domestic Company held by                      since the signing date of this Letter of Commitment till the expiration of the Transaction Documents. I further acknowledge that                      does not need my further authorization or consent to perform, further amend or terminate the Transaction Documents.

I undertake that I will execute all the necessary documents and take all the necessary actions to ensure the proper performance of the Transaction Documents (as amended from time to time).

I agree and undertake that if I acquire any equity of the Domestic Company held by                      for any reason, I shall be bound by the Transaction Documents (as amended from time to time), and comply with the obligations under the Transaction Documents (as amended from time to time) as a shareholder of the Domestic Company, and for this purpose, once requested by the WFOE, I shall execute the written documents in substantially the same form and content as the Transaction Documents (as amended from time to time).

(No text below)

(Signature page below)

Promiser:

Signature:

Schedule A

The following schedule sets forth other major similar agreements the registrant entered into with its consolidated variable interest entities. Other than the information set forth below, there is no material difference between such other agreements and this exhibit.

VIE	Executing Parties	Execution Date
Shanghai Wonder Education Co., Ltd.	Spouse of Zhiying Xiao	January 6, 2021
Shanghai Wonder Education Co., Ltd.	Spouse of Huan Yao	January 6, 2021